Federal Income Taxes	12 Months Ended
Dec. 31, 2025
RETIREMENT SAVINGS PLAN
Federal Income Taxes
Federal Income Taxes

5. Federal Income Taxes

The Plan has received a determination letter from the Internal Revenue Service (“IRS”) dated April 30, 2015, stating that the Plan, as amended and restated as of January 1, 2015, was in compliance with the applicable requirements of the Internal Revenue Code (the "Code"), which were timely adopted by the Plan sponsor subsequent to receipt of the determination letter. The Plan sponsor has adopted a further amendment and restatement of the Plan and subsequent amendments since receiving the determination letter. The Plan administrator and counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. If an operational issue is discovered, the Plan sponsor has indicated that it will take any necessary steps to bring the Plan’s operations into compliance with the Code.

GAAP requires Plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain tax positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.